UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 19, 2007
Athersys, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-52108	20-4864095

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3201 Carnegie Avenue, Cleveland, Ohio	44115-2634

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (216) 431-9900

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On December 19, 2007, the Board of Directors of Athersys, Inc. (the “Company”), upon recommendation of the Compensation Committee of the Board of Directors of the Company, approved cash bonuses to executive officers of the Company related to performance in 2007 as follows:

Name	Title	Award

Dr. Gil Van Bokkelen	Chief Executive Officer	$52,500

William Lehmann, Jr.	President and Chief Operating Officer	$45,000

Dr. John Harrington	Chief Scientific Officer and Executive Vice President	$45,000

Dr. Robert Deans	Senior Vice President — Regenerative Medicine	$35,250

Laura Campbell	Vice President of Finance	$29,250

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 21, 2007

ATHERSYS, INC.

By:	/s/ Laura K. Campbell
	Name:	Laura K. Campbell
	Title:	Vice President of Finance

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